Significant Accounting Policies - Standards and amendments in issue not yet adopted (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	[1]	Dec. 31, 2016	[1]
Disclosure of expected impact of initial application of new standards or interpretations
Assets	$ 2,488,638	$ 2,528,263		$ 2,543,545
Increase (decrease) due to application of IFRS 16
Disclosure of expected impact of initial application of new standards or interpretations
Assets	1,076
Retained earnings	153
Liabilities	$ 923

[1]	Restated so as to reflect the historical financial statements of GAS-fourteen Ltd. and GAS-twenty seven Ltd. acquired on April 26, 2018 and November 14, 2018, respectively, from GasLog Ltd. ("GasLog") (Note 1).